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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuantto Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 28, 2002


                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)


       000-07258                                        23-1721355
       ---------                                        ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


           450 Winks Lane
       Bensalem, Pennsylvania                             19020
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Address of Principal Executive Offices)                (Zip Code)



                                 (215) 245-9100
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure

     On May 28, 2002, Charming Shoppes, Inc. (the "Company") issued a press release announcing the completion of the Company's previously announced private placement of $130 million of 4.75% Senior Convertible Notes due 2012 (the "Notes"), which were placed with qualified institutional investors. The Company has granted the initial purchasers a 30-day option to purchase up to an additional $20 million of the Notes to cover over-allotments. The full text of the press release is as follows:


             Charming Shoppes, Inc. Announces Private Placement of $130 Million of 4.75% Senior Convertible Notes due 2012
             -------------------------------------------------------


     Bensalem, PA--May 28, 2002--Charming Shoppes, Inc. (Nasdaq: CHRS) today announced that it has completed its previously announced private placement of $130 Million of 4.75% Senior Convertible Notes due 2012 (the "Notes"), which were placed with qualified institutional investors. The Company has granted the initial purchasers a 30-day option to purchase up to an additional $20 million of the Notes to cover over-allotments.

     The Notes will mature on June 1, 2012 and will bear interest at an annual rate of 4.75%. In addition, the Notes will be convertible into shares of the Company's common stock at a conversion price of $9.88, subject to adjustment upon certain events.

     The Notes and the common stock issuable upon conversion have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A or Regulation S under the Securities Act of 1933, as amended. Unless so registered, the Notes and common stock issued upon conversion of the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHARMING SHOPPES, INC.
                                                     (Registrant)




Dated: May 28, 2002                             By: /S/ Eric. M. Specter
                                                    --------------------
                                                Name:  Eric M. Specter
                                                Title: Executive Vice President